CONSOLIDATED BALANCE SHEETS (Parenthetical) ¥ in Millions	Dec. 31, 2019 CNY (¥) shares	Dec. 31, 2018 CNY (¥) shares
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance | ¥	¥ 17	¥ 17
Long-term investments, marketable securities measured at fair value | ¥		¥ 4,022
Ordinary shares, shares authorized	8,000,000,000	8,000,000,000
Ordinary shares, shares issued	299,424,485	296,597,888
Ordinary shares, shares outstanding	285,902,609	283,076,012
Treasury stock, shares	3,096,764	3,096,764